Exhibit 99.1

In re: Sears Holdings Corporation, et al.	Case No. 18-23538 (RDD)
Debtors	Reporting Period: March 3, 2019 – April 6, 2019
Federal Tax I.D. # 20-1920798

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS

AND DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORTS

On October 15, 2018 (the “Petition Date”), Sears Holdings Corporation and 49 of its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors,” and together with the Debtors’ non-debtor affiliates, the “Company”)1 filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). In addition, Debtors SHC Licensed Business LLC, SHC Promotions LLC and SRe Holding Corporation filed their voluntary petitions for relief on October 18, 2018, October 22, 2018 and January 7, 2019, respectively. The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) under the caption Sears Holdings Corporation., et al., Case No. 18-23538 (RDD) (S.D.N.Y.), pursuant to an order entered by the Bankruptcy Court on October 15, 2018 [ECF No. 118]. On October 24, 2018, the United States Trustee for Region 2 (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a) of the Bankruptcy Code (the “Creditors’ Committee”) [ECF No. 276]. The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On February 8, 2019, the Bankruptcy Court entered the Order (I) Approving the Asset Purchase Agreement Among Sellers and Buyer, (II) Authorizing the Sale of Certain of the Debtors’ Assets Free and Clear of Liens, Claims, Interests and Encumbrances, (III) Authorizing the Assumption and Assignment of Certain Executory Contracts, and Leases in Connection Therewith and (IV) Granting Related Relief [ECF No. 2507] (the “Sale Order”). The Sale Transaction (as defined in the Sale Order) with Transform Holdco LLC (the “Buyer”) closed on February 11, 2019 (the “Closing”).

The following notes, statements and limitations should be referred to, and referenced in connection with, any review of the MOR.

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Sears Holdings Corporation (0798); Kmart Holding Corporation (3116); Kmart Operations LLC (6546); Sears Operations LLC (4331); Sears, Roebuck and Co. (0680); ServiceLive Inc. (6774); SHC Licensed Business LLC (3718); A&E Factory Service, LLC (6695); A&E Home Delivery, LLC (0205); A&E Lawn & Garden, LLC (5028); A&E Signature Service, LLC (0204); FBA Holdings Inc. (6537); Innovel Solutions, Inc. (7180); Kmart Corporation (9500); MaxServ, Inc. (7626); Private Brands, Ltd. (4022); Sears Development Co. (6028); Sears Holdings Management Corporation (2148); Sears Home & Business Franchises, Inc. (6742); Sears Home Improvement Products, Inc. (8591); Sears Insurance Services, L.L.C. (7182); Sears Procurement Services, Inc. (2859); Sears Protection Company (1250); Sears Protection Company (PR) Inc. (4861); Sears Roebuck Acceptance Corp. (0535); Sears, Roebuck de Puerto Rico, Inc. (3626); SYW Relay LLC (1870); Wally Labs LLC (None); SHC Promotions LLC (9626); Big Beaver of Florida Development, LLC (None); California Builder Appliances, Inc. (6327); Florida Builder Appliances, Inc. (9133); KBL Holding Inc. (1295); KLC, Inc. (0839); Kmart of Michigan, Inc. (1696); Kmart of Washington LLC (8898); Kmart Stores of Illinois LLC (8897); Kmart Stores of Texas LLC (8915); MyGofer LLC (5531); Sears Brands Business Unit Corporation (4658); Sears Holdings Publishing Company, LLC. (5554); Sears Protection Company (Florida), L.L.C. (4239); SHC Desert Springs, LLC (None); SOE, Inc. (9616); StarWest, LLC (5379); STI Merchandising, Inc. (0188); Troy Coolidge No. 13, LLC (None); BlueLight.com, Inc. (7034); Sears Brands, L.L.C. (4664); Sears Buying Services, Inc. (6533); Kmart.com LLC (9022); Sears Brands Management Corporation (5365); and SRe Holding Corporation (4816). The location of the Debtors’ corporate headquarters is 3333 Beverly Road, Hoffman Estates, Illinois 60179.

In re: Sears Holdings Corporation, et al.	Case No. 18-23538 (RDD)
Debtors	Reporting Period: March 3, 2019 – April 6, 2019
Federal Tax I.D. # 20-1920798

1.

Basis of Presentation. The Debtors are filing their consolidated monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ chapter 11 cases. The MOR is in a format acceptable to the U.S. Trustee for the Southern District of New York (the “U.S. Trustee”). The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates.

In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update the MOR.

This MOR has not been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all of the information and footnotes required by U.S. GAAP. Therefore, there can be no assurance that the consolidated financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on the MOR.

The information furnished in this report includes primarily normal recurring adjustments but does not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with U.S. GAAP.

Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material.

In future periods, any changes to prior period balances will be reflected in the current month’s MOR.

The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

2.

Reporting Period. Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

3.

Consolidated Entity Accounts Payable and Disbursements Systems. Cash was received and disbursed by the Debtors as described in the Motion of Debtors for Authority to (I) Continue Using Existing Cash Management System, Bank Accounts, and Business Forms, (II) Implement Ordinary Course Changes to Cash Management System, (III)

In re: Sears Holdings Corporation, et al.	Case No. 18-23538 (RDD)
Debtors	Reporting Period: March 3, 2019 – April 6, 2019
Federal Tax I.D. # 20-1920798

Continue Intercompany Transactions, and (IV) Provide Administrative Expense Priority for Post-Petition Intercompany Claims and Related Relief (the “Cash Management Motion”) to the extent approved in the order granting the Cash Management Motion on a final basis (the “Final Cash Management Order”) [ECF No. 1394].

On the Closing, in accordance with the terms of the Asset Purchase Agreement (as defined in the Sale Order), all of the Debtors’ bank accounts, other than those accounts listed on the annexed MOR-1c.1 schedule titled “Bank Account Information,” were transferred to the Buyer (as defined in the Sale Order), not including any cash in such transferred bank accounts. The accounts listed at lines 51 – 69 represent additional accounts, including regional cash accounts for store deposits, which were not transferred to the Buyer by the Debtors.

4.

Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.

Debtor-in-Possession Financing. On November 30, 2018, the Debtors received authorization from the Bankruptcy Court to access their $1,830,378,380 Debtor-in-Possession ABL Facility on a final basis pursuant to the Final Order (I) Authorizing the Debtors to (A) Obtain Post-Petition Financing, (B) Grant Senior Secured Priming Liens and Superpriority Administrative Expense Claims, and (C) Utilize Cash Collateral; (II) Granting Adequate Protection to the Pre-Petition Secured Parties; (III) Modifying the Automatic Stay; and (IV) Granting Related Relief [ECF No. 955] (the “Final DIP ABL Order”), and on December 28, 2018 the Debtors received authorization to access on a final basis their $350 million Junior Debtor-in-Possession Facility pursuant to the Final Junior DIP Order (I) Authorizing the Debtors to (A) Obtain Post-Petition Financing and (B) Grant Secured Priming Liens and Superpriority Administrative Expense Claim; (II) Modifying the Automatic Stay; and (IV) Granting Related Relief [ECF No. 1436] (the “Final Junior DIP Order,” and together with the Final ABL DIP Order, the “DIP Orders”) and the documents governing the Debtor-in-Possession financing thereunder (the “DIP Loan Documents”). Please see the DIP Orders for additional detail.

Pursuant to the Sale Order, on the Closing, prepetition secured debt under the Final DIP ABL Order was repaid, and secured obligations under the Final Junior DIP Order were rolled into new financing of the Buyer and otherwise discharged as against the Debtors.

6.

Payment of Pre-Petition Claims Pursuant to Court Orders. Within the first two days of the Debtors’ chapter 11 cases, the Bankruptcy Court entered orders (the “First Day Orders”) authorizing, but not directing, the Debtors to pay, on an interim basis, certain pre-petition (a) claims of critical vendors, shippers, warehousemen, other lien claimants,

In re: Sears Holdings Corporation, et al.	Case No. 18-23538 (RDD)
Debtors	Reporting Period: March 3, 2019 – April 6, 2019
Federal Tax I.D. # 20-1920798

and foreign creditors; (b) taxes; (c) employee wages, salaries and other compensation and benefits; and (d) obligations related to the use of the Debtors’ cash management system, among other things. On November 16, 2018, the Bankruptcy Court approved the relief requested in connection with the First Day Orders on a final basis, except for the Final Cash Management Order, which was entered on December 21, 2018. To the extent any payments were made on account of such claims or obligations following the commencement of these chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in the MOR unless otherwise noted.

As stated above, pursuant to the Sale Order, on the Closing, prepetition secured debt under the Final DIP ABL Order was repaid, and secured obligations under the Final Junior DIP Order were rolled into new financing of the Buyer and otherwise discharged as against the Debtors.

7.

Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases.

8.	Specific MOR Disclosures.

a.	Notes to MOR-la: The net cash receipts represent cash received by each Debtor assigned bank account and excludes the “flow through” disbursements used to pay the Buyer’s accounts payable and payroll.

b.

Notes to MOR-1b: Certain Debtors make disbursements on behalf of other Debtors. The net cash disbursements represent cash disbursed by the applicable Debtor excluding disbursements made on behalf of other Debtors, which are reflected on the accounts of the Debtors on whose behalf they are made. The total disbursements (for quarterly fee purposes) represent the disbursements made on behalf of each affiliated Debtor and excludes the “flow through” disbursements used to pay the Buyer’s accounts payable and payroll.

c.

Notes to MOR-1c: All amounts listed are the bank balances as of the dates in the footnotes on MOR-1c.2. The Debtors have, on a timely basis, performed bank account reconciliations in the ordinary course of business. Due to the level of detailed records, copies of the bank account statements and reconciliations are available for inspection only upon request.

d.	Notes to MOR-1d: This MOR lists the professional fees paid during this reporting period to Restructuring Professionals retained by the Debtors in these chapter 11 cases.

e.	Notes to MOR-2 & MOR-3: The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Bankruptcy

In re: Sears Holdings Corporation, et al.	Case No. 18-23538 (RDD)
Debtors	Reporting Period: March 3, 2019 – April 6, 2019
Federal Tax I.D. # 20-1920798

Court actions, payments pursuant to Bankruptcy Court orders, further developments with respect to, among other things, the reconciliation and adjudication of claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts, or other events.

f.

Notes to MOR-4a: For status of post-petition tax payments, see disclosures as noted on MOR-4a. Due to the size and detail of such records, (i) copies of IRS Form 6123 or payment receipts; (ii) copies of tax returns filed during the reporting period; and (iii) a taxes aging schedule will be made available upon reasonable request in writing to bankruptcy counsel for the Debtors.

g.	Notes to MOR-4b: As of the date of this report, there is an ongoing dispute between the Debtors and the Buyer regarding certain post-petition payables.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
Debtors	Reporting Period: 3/3/19 - 4/6/19
Federal Tax I.D. No. 20-1920798

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts	MOR-1a	X
Schedule of Cash Disbursements	MOR-1b & 1b.1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1c.1 & 1c.2 & 1c.3	X
Copies of bank statements			Available Upon Request
Cash disbursements journals			Available Upon Request
Schedule of Retained Restructuring Professionals Fees	MOR-1d	X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-petition Taxes	MOR-4a	X
Copies of IRS Form 6123 or payment receipt			Available Upon Request
Copies of tax returns filed during reporting period			Available Upon Request
Summary of Unpaid Post-petition Debts	MOR-4b	X
Listing of Aged Accounts Payable			Available Upon Request
Accounts Receivable Reconciliation and Aging	MOR-4c	X
Payments to Insiders	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Mohsin Y. Meghji	5/3/19
Signature of Authorized Individual	Date

Mohsin Y. Meghji	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

MOR

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 3/3/19 - 4/6/19
Federal Tax I.D. No. 20-1920798

NOTES TO MONTHLY OPERATING REPORT

The Monthly Operating Report (“MOR”) includes activity for the following Debtors:

#	DEBTOR ENTITY NAME	FILING DATE	BANKRUPTCY CASE NUMBER	COMPLETE EIN OR OTHER TAXPAYER I.D.
1.	SEARS, ROEBUCK AND CO.	10/15/18	18-23537	36-1750680
2.	SEARS HOLDINGS CORPORATION	10/15/18	18-23538	20-1920798
3.	KMART HOLDING CORPORATION	10/15/18	18-23539	32-0073116
4.	KMART OPERATIONS LLC	10/15/18	18-23540	32-0456546
5.	SEARS OPERATIONS LLC	10/15/18	18-23541	35-2524331
6.	SERVICELIVE, INC.	10/15/18	18-23542	36-4616774
7.	A&E FACTORY SERVICE, LLC	10/15/18	18-23543	36-4486695
8.	A&E HOME DELIVERY, LLC	10/15/18	18-23544	37-1500205
9.	A&E LAWN & GARDEN, LLC	10/15/18	18-23545	13-4275028
10.	A&E SIGNATURE SERVICE, LLC	10/15/18	18-23546	37-1500204
11.	FBA HOLDINGS INC.	10/15/18	18-23547	36-4186537
12.	INNOVEL SOLUTIONS, INC.	10/15/18	18-23548	36-1857180
13.	KMART CORPORATION	10/15/18	18-23549	38-0729500
14.	MAXSERV, INC.	10/15/18	18-23550	74-2707626
15.	PRIVATE BRANDS, LTD.	10/15/18	18-23551	55-0544022
16.	SEARS DEVELOPMENT CO.	10/15/18	18-23552	36-2476028
17.	SEARS HOLDINGS MANAGEMENT CORPORATION	10/15/18	18-23553	20-3592148
18.	SEARS HOME & BUSINESS FRANCHISES, INC.	10/15/18	18-23554	98-0126742
19.	SEARS HOME IMPROVEMENT PRODUCTS, INC.	10/15/18	18-23555	25-1698591
20.	SEARS INSURANCE SERVICES, L.L.C.	10/15/18	18-23556	36-4287182
21.	SEARS PROCUREMENT SERVICES, INC.	10/15/18	18-23557	30-0092859
22.	SEARS PROTECTION COMPANY	10/15/18	18-23558	36-4471250
23.	SEARS PROTECTION COMPANY (PR) INC.	10/15/18	18-23559	66-0704861
24.	SEARS ROEBUCK ACCEPTANCE CORP.	10/15/18	18-23560	51-0080535
25.	SEARS, ROEBUCK DE PUERTO RICO, INC.	10/15/18	18-23561	66-0233626
26.	SYW RELAY LLC	10/15/18	18-23562	35-2561870
27.	WALLY LABS LLC	10/15/18	18-23563	None
28.	BIG BEAVER OF FLORIDA DEVELOPMENT, LLC	10/15/18	18-23564	None
29.	CALIFORNIA BUILDER APPLIANCES, INC.	10/15/18	18-23565	68-0406327
30.	FLORIDA BUILDER APPLIANCES, INC.	10/15/18	18-23566	36-3619133
31.	KBL HOLDING INC.	10/15/18	18-23567	26-0031295
32.	KLC, INC.	10/15/18	18-23568	75-2490839
33.	SEARS PROTECTION COMPANY (FLORIDA), LLC	10/15/18	18-23569	20-0224239
34.	KMART OF WASHINGTON LLC	10/15/18	18-23570	61-1448898
35.	KMART STORES OF ILLINOIS LLC	10/15/18	18-23571	61-1448897
36.	KMART STORES OF TEXAS LLC	10/15/18	18-23572	61-1448915
37.	MYGOFER LLC	10/15/18	18-23573	26-4005531
38.	SEARS BRANDS BUSINESS UNIT CORPORATION	10/15/18	18-23574	42-1564658
39.	SEARS HOLDINGS PUBLISHING COMPANY, LLC	10/15/18	18-23575	26-0075554
40.	KMART OF MICHIGAN, INC.	10/15/18	18-23576	38-3551696
41.	SHC DESERT SPRINGS, LLC	10/15/18	18-23577	None
42.	SOE, INC.	10/15/18	18-23578	83-0399616
43.	STARWEST, LLC	10/15/18	18-23579	37-1495379
44.	STI MERCHANDISING, INC.	10/15/18	18-23580	38-2760188
45.	TROY COOLIDGE NO. 13, LLC	10/15/18	18-23581	None
46.	BLUELIGHT.COM, INC.	10/15/18	18-23582	77-0527034
47.	SEARS BRANDS, L.L.C.	10/15/18	18-23583	42-1564664
48.	SEARS BUYING SERVICES, INC.	10/15/18	18-23584	36-3256533
49.	KMART.COM LLC	10/15/18	18-23585	77-0529022
50.	SEARS BRANDS MANAGEMENT CORPORATION	10/15/18	18-23586	36-2555365
51.	SHC LICENSED BUSINESS LLC	10/18/18	18-23616	37-1783718
52.	SHC PROMOTIONS LLC	10/22/18	18-23630	26-4209626
53.	SRE HOLDING CORPORATION	1/7/19	19-22031	46-4344816

Notes to MOR

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 3/3/19 - 4/6/19
MOR-1a	Federal Tax I.D. No. 20-1920798

(in US Dollars)

(Unaudited)

SCHEDULE OF RECEIPTS

#	DEBTOR ENTITY NAME	BANKRUPTCY CASE NUMBER	NET CASH RECEIPTS (a)
1.	SEARS, ROEBUCK AND CO.	18-23537	$21,159,241
2.	SEARS HOLDINGS CORPORATION	18-23538	—
3.	KMART HOLDING CORPORATION	18-23539	24,775,926
4.	KMART OPERATIONS LLC	18-23540	—
5.	SEARS OPERATIONS LLC	18-23541	—
6.	SERVICELIVE, INC.	18-23542	—
7.	A&E FACTORY SERVICE, LLC	18-23543	—
8.	A&E HOME DELIVERY, LLC	18-23544	—
9.	A&E LAWN & GARDEN, LLC	18-23545	—
10.	A&E SIGNATURE SERVICE, LLC	18-23546	—
11.	FBA HOLDINGS INC.	18-23547	—
12.	INNOVEL SOLUTIONS, INC.	18-23548	—
13.	KMART CORPORATION	18-23549	—
14.	MAXSERV, INC.	18-23550	—
15.	PRIVATE BRANDS, LTD.	18-23551	—
16.	SEARS DEVELOPMENT CO.	18-23552	—
17.	SEARS HOLDINGS MANAGEMENT CORPORATION	18-23553	—
18.	SEARS HOME & BUSINESS FRANCHISES, INC.	18-23554	—
19.	SEARS HOME IMPROVEMENT PRODUCTS, INC	18-23555	—
20.	SEARS INSURANCE SERVICES, L.L.C.	18-23556	—
21.	SEARS PROCUREMENT SERVICES, INC.	18-23557	—
22.	SEARS PROTECTION COMPANY	18-23558	—
23.	SEARS PROTECTION COMPANY (PR) INC.	18-23559	—
24.	SEARS ROEBUCK ACCEPTANCE CORP.	18-23560	—
25.	SEARS, ROEBUCK DE PUERTO RICO, INC.	18-23561	—
26.	SYW RELAY LLC	18-23562	—
27.	WALLY LABS LLC	18-23563	—
28.	BIG BEAVER OF FLORIDA DEVELOPMENT, LLC	18-23564	—
29.	CALIFORNIA BUILDER APPLIANCES, INC.	18-23565	—
30.	FLORIDA BUILDER APPLIANCES, INC.	18-23566	—
31.	KBL HOLDING INC.	18-23567	—
32.	KLC, INC.	18-23568	—
33.	SEARS PROTECTION COMPANY (FLORIDA), LLC	18-23569	—
34.	KMART OF WASHINGTON LLC	18-23570	—
35.	KMART STORES OF ILLINOIS LLC	18-23571	—
36.	KMART STORES OF TEXAS LLC	18-23572	—
37.	MYGOFER LLC	18-23573	—
38.	SEARS BRANDS BUSINESS UNIT CORP	18-23574	—
39.	SEARS HOLDINGS PUBLISHING COMPANY, LLC	18-23575	—
40.	KMART OF MICHIGAN, INC.	18-23576	—
41.	SHC DESERT SPRINGS, LLC	18-23577	—
42.	SOE, INC.	18-23578	—
43.	STARWEST, LLC	18-23579	—
44.	STI MERCHANDISING, INC.	18-23580	—
45.	TROY COOLIDGE NO. 13, LLC	18-23581	—
46.	BLUELIGHT.COM, INC.	18-23582	—
47.	SEARS BRANDS, L.L.C.	18-23583	—
48.	SEARS BUYING SERVICES, INC.	18-23584	—
49.	KMART.COM LLC	18-23585	—
50.	SEARS BRANDS MANAGEMENT CORPORATION	18-23586	—
51.	SHC LICENSED BUSINESS LLC	18-23616	—
52.	SHC PROMOTIONS LLC	18-23630	—
53.	SRE HOLDING CORPORATION	19-22031	—

	TOTAL		$45,935,167

Footnote(s):

(a)	The net cash receipts represent cash received by each Debtor’s assigned bank account and excludes the “flow through” disbursements used to pay the Buyer’s accounts payable and payroll.

MOR-1a

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 3/3/19 - 4/6/19
MOR-1b	Federal Tax I.D. No. 20-1920798

(in US Dollars)

(Unaudited)

SCHEDULE OF DISBURSEMENTS

#	DEBTOR ENTITY NAME	BANKRUPTCY CASE NUMBER	NET CASH DISBURSEMENTS (a)	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. escrow accounts)	TOTAL DISBURSEMENTS (FOR QUARTERLY FEE PURPOSES)	F/N
1.	SEARS, ROEBUCK AND CO.	18-23537	$17,338,942	$—	$17,338,942
2.	SEARS HOLDINGS CORPORATION	18-23538	56,681	37,481,801	37,538,482	(b)
3.	KMART HOLDING CORPORATION	18-23539	—	—	—
4.	KMART OPERATIONS LLC	18-23540	205,530	—	205,530
5.	SEARS OPERATIONS LLC	18-23541	688,348	—	688,348
6.	SERVICELIVE, INC.	18-23542	—	—	—
7.	A&E FACTORY SERVICE, LLC	18-23543	—	—	—
8.	A&E HOME DELIVERY, LLC	18-23544	—	—	—
9.	A&E LAWN & GARDEN, LLC	18-23545	—	—	—
10.	A&E SIGNATURE SERVICE, LLC	18-23546	—	—	—
11.	FBA HOLDINGS INC.	18-23547	—	—	—
12.	INNOVEL SOLUTIONS, INC.	18-23548	469,384	—	469,384
13.	KMART CORPORATION	18-23549	23,067,647	—	23,067,647
14.	MAXSERV, INC.	18-23550	—	—	—
15.	PRIVATE BRANDS, LTD.	18-23551	—	—	—
16.	SEARS DEVELOPMENT CO.	18-23552	—	—	—
17.	SEARS HOLDINGS MANAGEMENT CORPORATION	18-23553	45,245	—	45,245
18.	SEARS HOME & BUSINESS FRANCHISES, INC.	18-23554	—	—	—
19.	SEARS HOME IMPROVEMENT PRODUCTS, INC	18-23555	5,425	—	5,425
20.	SEARS INSURANCE SERVICES, L.L.C.	18-23556	—	—	—
21.	SEARS PROCUREMENT SERVICES, INC.	18-23557	—	—	—
22.	SEARS PROTECTION COMPANY	18-23558	7	—	7
23.	SEARS PROTECTION COMPANY (PR) INC.	18-23559	—	—	—
24.	SEARS ROEBUCK ACCEPTANCE CORP.	18-23560	—	—	—
25.	SEARS, ROEBUCK DE PUERTO RICO, INC.	18-23561	12,557	—	12,557
26.	SYW RELAY LLC	18-23562	—	—	—
27.	WALLY LABS LLC	18-23563	—	—	—
28.	BIG BEAVER OF FLORIDA DEVELOPMENT, LLC	18-23564	—	—	—
29.	CALIFORNIA BUILDER APPLIANCES, INC.	18-23565	14,570	—	14,570
30.	FLORIDA BUILDER APPLIANCES, INC.	18-23566	13,272	—	13,272
31.	KBL HOLDING INC.	18-23567	—	—	—
32.	KLC, INC.	18-23568	—	—	—
33.	SEARS PROTECTION COMPANY (FLORIDA), LLC	18-23569	—	—	—
34.	KMART OF WASHINGTON LLC	18-23570	8,470	—	8,470
35.	KMART STORES OF ILLINOIS LLC	18-23571	178,302	—	178,302
36.	KMART STORES OF TEXAS LLC	18-23572	47,383	—	47,383
37.	MYGOFER LLC	18-23573	—	—	—
38.	SEARS BRANDS BUSINESS UNIT CORP	18-23574	3,018	—	3,018
39.	SEARS HOLDINGS PUBLISHING COMPANY, LLC	18-23575	—	—	—
40.	KMART OF MICHIGAN, INC.	18-23576	100,425	—	100,425
41.	SHC DESERT SPRINGS, LLC	18-23577	—	—	—
42.	SOE, INC.	18-23578	—	—	—
43.	STARWEST, LLC	18-23579	16,264	—	16,264
44.	STI MERCHANDISING, INC.	18-23580	—	—	—
45.	TROY COOLIDGE NO. 13, LLC	18-23581	—	—	—
46.	BLUELIGHT.COM, INC.	18-23582	—	—	—
47.	SEARS BRANDS, L.L.C.	18-23583	—	—	—
48.	SEARS BUYING SERVICES, INC.	18-23584	—	—	—
49.	KMART.COM LLC	18-23585	—	—	—
50.	SEARS BRANDS MANAGEMENT CORPORATION	18-23586	—	—	—
51.	SHC LICENSED BUSINESS LLC	18-23616	—	—	—
52.	SHC PROMOTIONS LLC	18-23630	—	—	—
53.	SRE HOLDING CORPORATION	19-22031	—	—	—

	TOTAL		$42,271,468	$37,481,801	$79,753,269

Footnote(s):

(a)

The net cash disbursements represent cash disbursed by the Debtor entity excluding disbursements made on behalf of other Debtor entities, which are reflected on the accounts of the Debtors on whose behalf they are made. “Flow through” disbursements used to pay the Buyer’s accounts payable and payroll are excluded.

(b)	Sears Holdings Corporation (18-23538) disbursements made by outside sources represents professional fee payments.

MOR-1b

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 3/3/19 - 4/6/19
MOR-1b.1	Federal Tax I.D. No. 20-1920798

(in US Dollars)

(Unaudited)

QTD SUMMARY OF DISBURSEMENTS BY DEBTOR

			Q1’19
		BANKRUPTCY	TOTAL DISBURSEMENTS (FOR QUARTERLY FEE PURPOSES)	TOTAL DISBURSEMENTS (FOR QUARTERLY FEE PURPOSES)	TOTAL DISBURSEMENTS (FOR QUARTERLY FEE PURPOSES)	QTD TOTAL DISBURSEMENTS (FOR QUARTERLY FEE PURPOSES)
#	DEBTOR ENTITY NAME	CASE NUMBER	JAN. 6 - FEB. 2, 2019	FEB. 3 - MAR. 2, 2019	MAR. 3 - APR. 6, 2019	JAN. 6 - APR. 6, 2019
1.	SEARS, ROEBUCK AND CO.	18-23537	$404,821,279	$867,918,605	$17,338,942	$1,290,078,825
2.	SEARS HOLDINGS CORPORATION	18-23538	9,380,483	31,490,090	37,538,482	78,409,055
3.	KMART HOLDING CORPORATION	18-23539	—	—	—	—
4.	KMART OPERATIONS LLC	18-23540	7,807,292	2,377,687	205,530	10,390,509
5.	SEARS OPERATIONS LLC	18-23541	1,140,480	3,689,474	688,348	5,518,302
6.	SERVICELIVE, INC.	18-23542	321,201	144,020	—	465,221
7.	A&E FACTORY SERVICE, LLC	18-23543	1,428,772	359,446	—	1,788,218
8.	A&E HOME DELIVERY, LLC	18-23544	193,219	62,538	—	255,757
9.	A&E LAWN & GARDEN, LLC	18-23545	—	—	—	—
10.	A&E SIGNATURE SERVICE, LLC	18-23546	—	—	—	—
11.	FBA HOLDINGS INC.	18-23547	—	—	—	—
12.	INNOVEL SOLUTIONS, INC.	18-23548	36,174,616	13,883,112	469,384	50,527,112
13.	KMART CORPORATION	18-23549	268,547,808	58,928,029	23,067,647	350,543,484
14.	MAXSERV, INC.	18-23550	3,043,570	722,631	—	3,766,201
15.	PRIVATE BRANDS, LTD.	18-23551	—	—	—	—
16.	SEARS DEVELOPMENT CO.	18-23552	—	—	—	—
17.	SEARS HOLDINGS MANAGEMENT CORPORATION	18-23553	12,552,648	9,142,035	45,245	21,739,928
18.	SEARS HOME & BUSINESS FRANCHISES, INC.	18-23554	1,475,472	186,909	—	1,662,381
19.	SEARS HOME IMPROVEMENT PRODUCTS, INC	18-23555	17,701,482	5,883,341	5,425	23,590,248
20.	SEARS INSURANCE SERVICES, L.L.C.	18-23556	225,494	5,974	—	231,468
21.	SEARS PROCUREMENT SERVICES, INC.	18-23557	—	—	—	—
22.	SEARS PROTECTION COMPANY	18-23558	229,269	55,253	7	284,529
23.	SEARS PROTECTION COMPANY (PR) INC.	18-23559	—	—	—	—
24.	SEARS ROEBUCK ACCEPTANCE CORP.	18-23560	12,719,693	6,815,430	—	19,535,123
25.	SEARS, ROEBUCK DE PUERTO RICO, INC.	18-23561	3,836,024	608,935	12,557	4,457,516
26.	SYW RELAY LLC	18-23562	—	—	—	—
27.	WALLY LABS LLC	18-23563	—	—	—	—
28.	BIG BEAVER OF FLORIDA DEVELOPMENT, LLC	18-23564	—	—	—	—
29.	CALIFORNIA BUILDER APPLIANCES, INC.	18-23565	3,931,711	195,883	14,570	4,142,164
30.	FLORIDA BUILDER APPLIANCES, INC.	18-23566	5,322,503	223,125	13,272	5,558,900
31.	KBL HOLDING INC.	18-23567	—	—	—	—
32.	KLC, INC.	18-23568	—	—	—	—
33.	SEARS PROTECTION COMPANY (FLORIDA), LLC	18-23569	—	—	—	—
34.	KMART OF WASHINGTON LLC	18-23570	193,131	56,801	8,470	258,402
35.	KMART STORES OF ILLINOIS LLC	18-23571	1,317,187	1,671,829	178,302	3,167,317
36.	KMART STORES OF TEXAS LLC	18-23572	1,369,578	74,996	47,383	1,491,957
37.	MYGOFER LLC	18-23573	—	—	—	—
38.	SEARS BRANDS BUSINESS UNIT CORP	18-23574	699,629	209,032	3,018	911,678
39.	SEARS HOLDINGS PUBLISHING COMPANY, LLC	18-23575	—	—	—	—
40.	KMART OF MICHIGAN, INC.	18-23576	2,835,298	979,880	100,425	3,915,603
41.	SHC DESERT SPRINGS, LLC	18-23577	—	—	—	—
42.	SOE, INC.	18-23578	—	—	—	—
43.	STARWEST, LLC	18-23579	1,880,068	169,601	16,264	2,065,933
44.	STI MERCHANDISING, INC.	18-23580	—	—	—	—
45.	TROY COOLIDGE NO. 13, LLC	18-23581	—	—	—	—
46.	BLUELIGHT.COM, INC.	18-23582	—	—	—	—
47.	SEARS BRANDS, L.L.C.	18-23583	—	—	—	—
48.	SEARS BUYING SERVICES, INC.	18-23584	—	—	—	—
49.	KMART.COM LLC	18-23585	217,248	—	—	217,248
50.	SEARS BRANDS MANAGEMENT CORPORATION	18-23586	271,613	60,919	—	332,532
51.	SHC LICENSED BUSINESS LLC	18-23616	—	—	—	—
52.	SHC PROMOTIONS LLC	18-23630	62,115	18,209	—	80,324
53.	SRE HOLDING CORPORATION	19-22031	—	—	—	—

	Total		$799,698,882	$1,005,933,783	$79,753,269	$1,885,385,934

MOR-1b.1

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 3/3/19 - 4/6/19
MOR-1c.1	Federal Tax I.D. No. 20-1920798

(in US Dollars)

(Unaudited)

BANK ACCOUNT INFORMATION

#	LEGAL ENTITY	CASE NUMBER	BANK	LAST 4 DIGITS ACCOUNT #	BANK BALANCE	F/N
Debtor Bank Accounts Opened Pre-Closing
1.	Kmart Corporation	18-23549	BancorpSouth	3945	—	(a)(b)
2.	Kmart Corporation	18-23549	Bank of America, N.A.	2637	N/A	(c)(d)
3.	Kmart Corporation	18-23549	Bank of America, N.A.	3428	N/A	(c)
4.	Kmart Corporation	18-23549	Bank of America, N.A.	3884	N/A	(c)
5.	Kmart Corporation	18-23549	Bank of America, N.A.	4067	N/A	(c)
6.	Kmart Corporation	18-23549	Bank of America, N.A.	4339	N/A	(c)
7.	Kmart Corporation	18-23549	Bank of America, N.A.	5450	10,000,000	(e)
8.	Kmart Corporation	18-23549	Bank of America, N.A.	6688	N/A	(c)
9.	Kmart Corporation	18-23549	Bank of America, N.A.	8793	N/A	(c)
10.	Kmart Corporation	18-23549	Bank of America, N.A.	8832	N/A	(c)
11.	Kmart Corporation	18-23549	Bank of America, N.A.	8978	3,393,612	(e)
12.	Kmart Corporation	18-23549	Bank Of Oklahoma	5769	—	(b)(f)
13.	Kmart Corporation	18-23549	Capital One Bank	9632	14,392	(g)
14.	Kmart Corporation	18-23549	Cherokee State Bank	0494	—	(l)
15.	Kmart Corporation	18-23549	Fidelity Bank	2180	3,819	(e)(h)
16.	Kmart Corporation	18-23549	First Interstate Bank of Riverton	1274	—	(h)(i)
17.	Kmart Corporation	18-23549	First National Bank	0001	4,000	(e)(t)
18.	Kmart Corporation	18-23549	First National Bank of Grayson	4081	—	(j)
19.	Kmart Corporation	18-23549	First Tennessee	0555	13,235	(k)
20.	Kmart Corporation	18-23549	Hilltop National Bank	4003	—	(l)
21.	Kmart Corporation	18-23549	M&T Bank	2880	8,918	(m)(t)
22.	Kmart Corporation	18-23549	NorState Federal Credit Union	6752	15,026	(e)(h)
23.	Kmart Corporation	18-23549	Old National Bank	5501	3,729	(h)(n)
24.	Kmart Corporation	18-23549	PNC Bank	5929	20,000	(e)(s)
25.	Kmart Corporation	18-23549	Union Bank	1583	404,668	(f)
26.	Kmart Corporation	18-23549	United Missouri Bank	0553	25,176	(o)
27.	Kmart Corporation	18-23549	United Missouri Bank	3100	—	(p)
28.	Kmart Corporation	18-23549	United Missouri Bank	4642	—	(p)
29.	Kmart Corporation	18-23549	Wells Fargo	5915	52,562	(r)(s)
30.	Kmart Corporation	18-23549	Zions National Bank	6778	6,178	(h)(q)
31.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0422	N/A	(c)
32.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	1496	N/A	(c)
33.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	1561	N/A	(c)
34.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	1579	N/A	(c)
35.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	2154	N/A	(c)
36.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	2439	N/A	(c)
37.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	2648	N/A	(c)
38.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	5505	N/A	(c)
39.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	6350	N/A	(c)
40.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	6388	N/A	(c)
41.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	6570	95,658,725	(e)
42.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8279	490,835	(e)
43.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8492	N/A	(c)
44.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8501	N/A	(c)
45.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8965	92,806,695	(e)
46.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	9540	500,000	(e)
47.	Sears, Roebuck and Co.	18-23537	PNC Bank	2095	35,000	(e)(s)
48.	Sears, Roebuck and Co.	18-23537	Regions Bank	3439	147,462	(e)(s)
49.	Sears, Roebuck and Co.	18-23537	Union Bank	4871	442,252	(f)
50.	Sears, Roebuck and Co.	18-23537	Wells Fargo	5907	81,304	(r)(s)

Debtor Bank Accounts Opened Post-Closing

MOR-1c.1

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 3/3/19 - 4/6/19
MOR-1c.1	Federal Tax I.D. No. 20-1920798
(in US Dollars)
(Unaudited)

BANK ACCOUNT INFORMATION

#	LEGAL ENTITY	CASE NUMBER	BANK	LAST 4 DIGITS ACCOUNT #	BANK BALANCE	F/N
51.	Kmart Corporation	18-23549	Bank of America, N.A.	7257	—	(f)
52.	Kmart Corporation	18-23549	Bank of America, N.A.	7260	970,825	(f)
53.	Kmart Corporation	18-23549	Bank of America, N.A.	7338	—	(f)
54.	Kmart Corporation	18-23549	Bank of America, N.A.	7341	—	(f)
55.	Kmart Corporation	18-23549	Bank of America, N.A.	8751	—	(f)
56.	Kmart Corporation	18-23549	Bank of America, N.A.	8968	—	(f)
57.	Kmart Corporation	18-23549	Bank of America, N.A.	8971	6,114,286	(f)
58.	Kmart Corporation	18-23549	Bank of America, N.A.	8984	—	(f)
59.	Sears Holdings Management Corporation	18-23553	Bank of America, N.A.	7354	—	(f)
60.	Sears Holdings Management Corporation	18-23553	Bank of America, N.A.	7367	—	(f)
61.	Sears Roebuck Acceptance Corp.	18-23560	Bank of America, N.A.	8036	535	(f)
62.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7231	—	(e)
63.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7244	3,818,634	(f)
64.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7312	—	(f)
65.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7325	—	(f)
66.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8764	—	(o)
67.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8997	11,553,044	(f)
68.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	9006	—	(f)
69.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	9019	—	(f)

MOR-1c.1

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 3/3/19 - 4/6/19
MOR-1c.2	Federal Tax I.D. No. 20-1920798

(in US Dollars)

(Unaudited)

BANK ACCOUNT INFORMATION (CON’T)

Footnote(s):

(a)	The bank statement(s) are for the period from 3/1/19 through 4/5/19.
(b)	The bank account(s) were closed on 3/19/19.
(c)	The bank account(s) are a store account that ZBA to the store depository account. These account(s) do not generate a bank statement.
(d)	The bank account(s) were closed on 3/21/19.
(e)	The bank statement(s) are for the period from 3/1/19 through 3/29/19.
(f)	The bank statement(s) are for the period from 3/2/19 through 4/5/19.
(g)	The bank statement(s) are for the period from 3/3/19 through 3/29/19.
(h)	The bank account(s) were closed on 3/29/19.
(i)	The bank statement(s) is as of 4/11/19.
(j)	The bank account(s) were closed on 1/30/19.
(k)	The bank statement(s) are for the period from 3/1/19 through 3/29/19.
(l)	The bank account(s) were closed on 2/21/19.
(m)	The bank statement(s) are for the period from 3/2/19 through 4/1/19.
(n)	The bank statement(s) are for the period from 2/29/19 through 3/31/19.
(o)	The bank account statement date is 4/5/19.
(p)	The bank account(s) were closed 2/13/19.
(q)	The bank statement(s) are for the period from 2/29/19 through 3/29/19.
(r)	The bank statement(s) are for the period from 3/1/19 through 3/31/19.
(s)	The bank account(s) were closed 4/11/19.
(t)	The bank account(s) were closed 4/12/19.

MOR-1c.2

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 3/3/19 - 4/6/19
MOR-1c.3	Federal Tax I.D. No. 20-1920798
(in US Dollars)
(Unaudited)

BANK ACCOUNT INFORMATION

#	LEGAL ENTITY	CASE NUMBER	BANK	LAST 4 DIGITS ACCOUNT#
Bank Accounts Transferred to Buyer at Closing
1.	California Builder Appliances, Inc.	18-23565	Bank of America, N.A.	6850
2.	Florida Builder Appliances, Inc.	18-23566	Bank of America, N.A.	7770
3.	Innovel Solutions, Inc.	18-23548	Bank of America, N.A.	3618
4.	Kmart Corporation	18-23549	Banco Popular	0247
5.	Kmart Corporation	18-23549	Banco Popular	6180
6.	Kmart Corporation	18-23549	Bank of America, N.A.	0136
7.	Kmart Corporation	18-23549	Bank of America, N.A.	0508
8.	Kmart Corporation	18-23549	Bank of America, N.A.	0986
9.	Kmart Corporation	18-23549	Bank of America, N.A.	0994
10.	Kmart Corporation	18-23549	Bank of America, N.A.	1000
11.	Kmart Corporation	18-23549	Bank of America, N.A.	2102
12.	Kmart Corporation	18-23549	Bank of America, N.A.	3295
13.	Kmart Corporation	18-23549	Bank of America, N.A.	3531
14.	Kmart Corporation	18-23549	Bank of America, N.A.	3816
15.	Kmart Corporation	18-23549	Bank of America, N.A.	3896
16.	Kmart Corporation	18-23549	Bank of America, N.A.	3929
17.	Kmart Corporation	18-23549	Bank of America, N.A.	4404
18.	Kmart Corporation	18-23549	Bank of America, N.A.	6005
19.	Kmart Corporation	18-23549	Bank of America, N.A.	6911
20.	Kmart Corporation	18-23549	Bank of America, N.A.	7539
21.	Kmart Corporation	18-23549	Bank of America, N.A.	7542
22.	Kmart Corporation	18-23549	Bank of America, N.A.	7555
23.	Kmart Corporation	18-23549	Bank of America, N.A.	7743
24.	Kmart Corporation	18-23549	Bank of America, N.A.	7756
25.	Kmart Corporation	18-23549	Bank of America, N.A.	7769
26.	Kmart Corporation	18-23549	Bank of America, N.A.	7772
27.	Kmart Corporation	18-23549	Bank of America, N.A.	7785
28.	Kmart Corporation	18-23549	Bank of America, N.A.	7798
29.	Kmart Corporation	18-23549	Bank of America, N.A.	7808
30.	Kmart Corporation	18-23549	Bank of America, N.A.	7811
31.	Kmart Corporation	18-23549	Bank of America, N.A.	7824
32.	Kmart Corporation	18-23549	Bank of America, N.A.	7837
33.	Kmart Corporation	18-23549	Bank of America, N.A.	7970
34.	Kmart Corporation	18-23549	BB&T Bank	8654
35.	Kmart Corporation	18-23549	Citizens Bank	7910
36.	Kmart Corporation	18-23549	First and Farmers Bank	0543
37.	Kmart Corporation	18-23549	First Bank and Trust Company	9130
38.	Kmart Corporation	18-23549	First Hawaiian Bank	0940
39.	Kmart Corporation	18-23549	First Interstate Bank of Billings NA	2277
40.	Kmart Corporation	18-23549	First Interstate Bank of Billings NA	3730
41.	Kmart Corporation	18-23549	First Security	7014
42.	Kmart Corporation	18-23549	First Security	9005
43.	Kmart Corporation	18-23549	First State Bank	6705
44.	Kmart Corporation	18-23549	Iowa State Bank	4408
45.	Kmart Corporation	18-23549	NBT Bank	0573
46.	Kmart Corporation	18-23549	PNC Bank	0169

MOR-1c.3

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 3/3/19 - 4/6/19
MOR-1c.3	Federal Tax I.D. No. 20-1920798
(in US Dollars)
(Unaudited)

BANK ACCOUNT INFORMATION

#	LEGAL ENTITY	CASE NUMBER	BANK	LAST 4 DIGITS ACCOUNT#
47.	Kmart Corporation	18-23549	PNC Bank	3334
48.	Kmart Corporation	18-23549	PNC Bank	9553
49.	Kmart Corporation	18-23549	Union Bank	0694
50.	Kmart Corporation	18-23549	United Missouri Bank	0553
51.	Kmart Corporation	18-23549	Wells Fargo	0318
52.	Sears Holdings Corporation	18-23538	Bank of America, N.A.	4266
53.	Sears Holdings Corporation	18-23538	Bank of America, N.A.	6719
54.	Sears Holdings Management Corporation	18-23553	Bank of America, N.A.	5426
55.	Sears Holdings Management Corporation	18-23553	Bank of America, N.A.	6338
56.	Sears Holdings Management Corporation	18-23553	Bank of America, N.A.	6722
57.	Sears Holdings Management Corporation	18-23553	KeyBank	1056
58.	Sears Holdings Management Corporation	18-23553	US Bank	8942
59.	Sears Protection Company	18-23558	Bank of America, N.A.	4583
60.	Sears Protection Company (Florida), LLC	18-23569	Bank of America, N.A.	4596
61.	Sears Protection Company (PR), Inc.	18-23561	Banco Popular	1580
62.	Sears Protection Company (PR), Inc.	18-23559	Banco Popular	5678
63.	Sears Protection Company (PR), Inc.	18-23561	Banco Popular	7665
64.	Sears Roebuck Acceptance Corp.	18-23560	Bank of America, N.A.	0955
65.	Sears Roebuck Acceptance Corp.	18-23560	Bank of America, N.A.	6815
66.	Sears Roebuck Acceptance Corp.	18-23560	Bank of America, N.A.	9512
67.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0149
68.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0556
69.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0895
70.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0903
71.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0911
72.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0929
73.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0945
74.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0952
75.	Sears, Roebuck and Co.	18-23555	Bank of America, N.A.	0978
76.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	1451
77.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	1595
78.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	3107
79.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	3266
80.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	4120
81.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	4205
82.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	4394
83.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	5261
84.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	5468
85.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	5885
86.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	6654
87.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	6667
88.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7607
89.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7776
90.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7802
91.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7828
92.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7831
93.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7844

MOR-1c.3

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 3/3/19 - 4/6/19
MOR-1c.3	Federal Tax I.D. No. 20-1920798
(in US Dollars)
(Unaudited)

BANK ACCOUNT INFORMATION

#	LEGAL ENTITY	CASE NUMBER	BANK	LAST 4 DIGITS ACCOUNT#
94.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7857
95.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7969
96.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7972
97.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8855
98.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8868
99.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8871
100.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8884
101.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8960
102.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8973
103.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8981
104.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8986
105.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8994
106.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	9415
107.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	9457
108.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	9939
109.	Sears, Roebuck and Co.	18-23537	Bank Of Oklahoma	1048
110.	Sears, Roebuck and Co.	18-23537	Capital One Bank	4557
111.	Sears, Roebuck and Co.	18-23537	Capital One Bank	9999
112.	Sears, Roebuck and Co.	18-23537	Citizens Bank	3397
113.	Sears, Roebuck and Co.	18-23537	First Hawaiian Bank	8911
114.	Sears, Roebuck and Co.	18-23537	First Tennessee	0003
115.	Sears, Roebuck and Co.	18-23537	KeyBank	4236
116.	Sears, Roebuck and Co.	18-23537	PNC Bank	2515
117.	Sears, Roebuck and Co.	18-23537	PNC Bank	3342
118.	Sears, Roebuck and Co.	18-23537	PNC Bank	3424
119.	Sears, Roebuck and Co.	18-23537	Regions Bank	5433
120.	Sears, Roebuck and Co.	18-23537	Union Bank	0686
121.	Sears, Roebuck and Co.	18-23537	Wells Fargo	2397
122.	StarWest, LLC	18-23579	Bank of America, N.A.	9396

MOR-1c.3

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 3/3/19 - 4/6/19
MOR-1d	Federal Tax I.D. No. 20-1920798

(in US Dollars)

(Unaudited)

SCHEDULE OF RETAINED RESTRUCTURING PROFESSIONAL FEE DISBURSEMENTS & US TRUSTEE FEES

PROFESSIONAL	AMOUNT PAID DURING THE REPORTING PERIOD	CUMULATIVE (a)
Estate Professionals
Weil, Gotshal & Manges LLP	$6,636,458	$18,983,848
M-III Advisory Partners LP	5,435,551	9,214,505
Wachtell, Lipton, Rosen & Katz	—	376,287
Lazard Freres & Co. LLC	—	16,411,395
Prime Clerk	820,770	6,370,695
Deloitte Transactions and Business Analytics LLP	1,982,174	1,982,174
Deloitte Audit	1,148,866	1,148,866
A&G Realty Partners LLC	—	200,000
Jones Lang Lasalle Americas, Inc.	1,629,925	1,969,571
McAndrews Held & Malloy LTD	105,090	481,529

Total Estate Professionals	17,758,834	57,138,871

Restructuring Committee Professionals
Paul Weiss Rifkind Wharton & Garrison LLP	3,576,325	10,038,444
Young Conaway Stargatt & Taylor, LLP	28,133	182,518
Stout Risius Ross	147,593	147,593
Evercore	885,245	885,245
Alvarez & Marsal North America, LLC	708,716	3,501,249

Total Restructuring Committee Professionals	5,346,012	14,755,050

Creditor Committee Professionals
Akin Gump Strauss Hauer & Feld LLP	4,156,787	5,039,249
Houlihan Lokey	6,659,225	6,659,225
FTI Consulting	3,666,033	3,666,033

Total Creditor Committee Professionals	14,482,044	15,364,507

Total Retained Professionals	37,586,891	87,258,428

US Trustee Quarterly Fees	—	3,366,731

Total Professional and US Trustee Fees	$37,586,891	$90,625,158

Footnotes(s):

(a)	Represents payments made since the Commencement Date.

MOR-1d

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 3/3/19 - 4/6/19
MOR-2	Federal Tax I.D. No. 20-1920798

(Unaudited)

STATEMENT OF OPERATIONS

Condensed & Consolidated Income Statement (a)

Reporting Period Ended April 6, 2019
(in millions)
REVENUES
Merchandise sales and services	$8
Services and other	21

Total revenues	29

COSTS AND EXPENSES
Cost of sales, buying and occupancy - merchandise sales	21

Total cost of sales, buying and occupancy	21
Selling and administrative	26
Gain on sales of assets	(76)

Total costs and expenses	(29)

Operating income (loss)	58
Reorganization, net	(28)
Interest and investment income (loss)	4
Other income (loss)	141

Income (loss) before income taxes	175
Income tax (expense) benefit	—

NET INCOME	$175

Footnote(s):

(a)	Numbers may not foot due to rounding

MOR-2

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 3/3/19 - 4/6/19
MOR-3	Federal Tax I.D. No. 20-1920798

(Unaudited)

BALANCE SHEET

Condensed & Consolidated Balance Sheet (a)

As of April 6, 2019
(in millions)
ASSETS
Current assets
Cash and Cash Equivalents	$9
Restricted Cash	195
Accounts Receivable	40
Merchandise Inventories	1
Prepaid Expenses and Other Current Assets	182

Total Current Assets	427

Property and Equipment (net of accumulated depreciation and amortization)	6
Other Assets	237
Investment in Subsidiaries	26,749

TOTAL ASSETS	$27,419

LIABILITIES
Current Liabilities
Short-Term Borrowings	$232
Current Portion of Long-Term Debt and Capitalized Lease Obligations	394
Merchandise Payables	46
Intercompany Payables	27,229
Other Current Liabilities	346

Total Current Liabilities	28,247

Long-term Debt and Capitalized Lease Obligations	1,037
Unearned Revenues	47
Other Long-term Liabilities	292

Total Liabilities Not Subject to Compromise	29,623
Liabilities Subject to Compromise	4,450
Commitments and Contingencies	—
DEFICIT
Total Deficit	(6,654)

TOTAL LIABILITIES AND DEFICIT	$27,419

Footnote(s):

(a)	Numbers may not foot due to rounding

MOR-3

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
Debtors	Reporting Period: 3/3/19 - 4/6/19
MOR-4a, 4b, 4c	Federal Tax I.D. No. 20-1920798

(in US Dollars)

MOR-4a: STATUS OF POST-PETITION TAXES

Subject: March Monthly Operating Report Attestation Regarding Post-Petition Taxes

The Debtors, Sears Holdings Corporation., et al., hereby submit this attestation regarding post-petition taxes.

All post-petition taxes for the Debtors, which are not subject to dispute or reconciliation, are current. There are no material post-petition tax disputes or reconciliations.

/s/ Mohsin Y. Meghji
Mohsin Y. Meghji
Chief Restructuring Officer
Sears Holdings Corporation, et al.

MOR-4b: SUMMARY OF UNPAID POST-PETITION VENDOR PAYABLES

		NUMBER OF DAYS PAST DUE
DESCRIPTION	CURRENT	1-30 DAYS	31-60 DAYS (a)	61-90 DAYS	91+ DAYS	TOTAL
Combined	$—	$—	$45,570,303	$—	$—	$45,570,303

Footnote(s):

(a)	The Debtors and the Buyer are currently disputing which party is responsible for certain post-petition payables.

MOR-4c: ACCOUNTS RECEIVABLE AGING

DESCRIPTION	CURRENT	1-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
Accounts Receivable, Net	$—	$39,821,623	$—	$—	$—	$39,821,623

MOR-4a, 4b, 4c

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
Debtors	Reporting Period: 3/3/19 - 4/6/19
MOR-5	Federal Tax I.D. No. 20-1920798
(in US Dollars)

PAYMENTS TO INSIDERS (a)(b)

INSIDER PAYMENT SUMMARY (FOR THIS PERIOD ONLY)
DESCRIPTION	AMOUNT
Payments to KEIP participants and members of the Restructuring Committee	$4,195,850

Footnote(s):

(a)

The payments to insiders includes payments by the Debtors to individuals who were directors of the Board of Sears Holdings Corporation and employees who have been included in the Debtors’ Key Employee Incentive Plan.

Persons included as “insiders” have been included for informational purposes only. The Debtors do not concede or take any position with respect to: (i) such person’s influence over the control of the Debtors; (ii) the management responsibilities or functions of such individual; (iii) the decision-making or corporate authority of such individual; or (iv) whether such individual could successfully argue that he or she is not an “insider” under applicable law, including, without limitation, the federal securities laws or with respect to any theories of liability or for any other purpose. Further, the inclusion of a party as an “insider” is not an acknowledgement or concession that such party is an “insider” under applicable bankruptcy law.

(b)	The payments to insiders exclude “flow through” disbursements used to pay the Buyer’s payroll.

MOR-5

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
Debtors	Reporting Period: 3/3/19 - 4/6/19
Federal Tax I.D. No. 20-1920798

MOR 6: DEBTOR QUESTIONNAIRE

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.		Yes	No	Comments
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?	X		Sales of store fixtures for a number of closed stores.
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3.	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4.	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5.	Is the Debtor delinquent in paying any insurance premium payment?		X
6.	Have any payments been made on pre-petition liabilities this reporting period?		X
7.	Are any post petition receivables (accounts, notes or loans) due from related parties?	X

The Buyer owes Sears, Roebuck & Co. for the monthly intercompany settlement related to service contract sales, inventory and other support functions provided by Sears, Roebuck & Co. to Sears Hometown and Outlet Stores. There is an ongoing dispute between the Debtors’ estates and Buyer related to the amount owed from the Buyer.

8.	Are any post petition payroll taxes past due?		X
9.	Are any post petition State or Federal income taxes past due?		X
10.	Are any post petition real estate taxes past due?		X
11.	Are any other post petition taxes past due?		X
12.	Have any pre-petition taxes been paid during this reporting period?		X
13.	Are any amounts owed to post petition creditors delinquent?	X		As of 4/26/19, there are approximately $46 million in delinquent invoices payable to post petition creditors. This is due to an ongoing dispute between the Debtors’ estates and Buyer as to which entity will pay the creditors.
14.	Are any wage payments past due?		X
15.	Have any post petition loans been received by the Debtor from any party?		X
16.	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17.	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18.	Have the owners or shareholders received any compensation outside of the normal course of business?		X

MOR-6